EXHIBIT 10.3


                       SETTLEMENT AGREEMENT AND RELEASES

     This Settlement Agreement and Release (the "Agreement") is made and entered into as of December 31, 1997 by and among Artra Group Incorporated ("Artra"), a corporation organized under the laws of the State of Pennsylvania, Peter Harvey and John Harvey, on the one hand, and Salomon Brothers Holding Company Inc, a corporation organized under the laws of the State of Delaware, and any of its successors (collectively "SBHC"), Salomon Brothers Inc ("SBI"), a corporation organized under the laws of the State of Delaware (along with SBHC, "Salomon"), D.P. Kelly & Associates, L.P. ("DPK"), a Delaware Limited Partnership, Charles
K. Bobrinskoy, Donald P. Kelly, James L. Massey, William Rifkin (erroneously sued in the actions defined below as the "Original Action", the "Federal Action" and the "Elghanian Action" as William Rifkind), Michael J. Zimmerman (collectively without Salomon and DPK, the "Individual Defendants"), Envirodyne Industries, Inc., a corporation organized under the laws of the State of Delaware, and any of its predecessors ("Envirodyne"), and Emerald Acquisition Corporation ("Emerald"), a corporation organized under the laws of the State of Delaware, on the other hand.

     WHEREAS, Artra has instituted an action in the Circuit Court of the Eighteenth Judicial District, Du Page County, Wheaton, Illinois, against Salomon, DPK and the Individual Defendants, entitled Artra Group Incorporated v. Salomon Brothers Holding Company Inc, et al., Index No. 93 L 2198 (the "Original Action");

     WHEREAS, the Original Action allegedly was removed by Salomon, DPK and the Individual Defendants to the bankruptcy proceedings of both Emerald, Case No. 93-B-17632 (the "Emerald Bankruptcy") and Envirodyne, Case No. 93-B-00319 (the "Envirodyne Bankruptcy"), in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court");

     WHEREAS, certain causes of action were remanded to the Circuit Court of the Eighteenth Judicial District, Du Page County, Wheaton, Illinois (the "State Action"), and the remaining causes of action remained before the Bankruptcy Court in both the Emerald Bankruptcy, as Adversary No. 93 A 01616 and the Envirodyne Bankruptcy, as Adversary No. 93 A 01617, each entitled Artra Group Incorporated v. Salomon Brothers Holding Company, Inc., et al. (the "Federal Action");

     WHEREAS, the Federal Action was dismissed by the Bankruptcy Court, which dismissal was affirmed by the United States District Court for the Northern District of Illinois, Eastern Division;

     WHEREAS, Artra has appealed the dismissal of the Federal Action to the United States Court of Appeals for the Seventh Circuit, No. 96-3997 (the "Appeal"), which appeal is currently pending;

     WHEREAS, the State Action is currently pending against Salomon, Charles Bobrinskoy and Michael Zimmerman, and has been dismissed as against DPK and Donald P. Kelly;

     WHEREAS, Salomon, DPK and the Individual Defendants have denied any liability to Artra with respect to the causes of action asserted in the State Action and in the Federal Action;

     WHEREAS, Artra commenced an action related to certain pay-in-kind notes issued by Emerald in favor of Artra in the Circuit Court of the Eighteenth Judicial District, Du Page County, Wheaton, Illinois, against Emerald, Case No. 93 L 0812 (the "Bond Action");

     WHEREAS, judgment was entered in favor of Artra and against Emerald in the amount of $38,906,434.02 in the Bond Action;

     WHEREAS, Emerald has appealed the judgment in the Bond Action to the Appellate Court of Illinois, Second District, which appeal is currently pending and has been stayed by the Emerald Bankruptcy;

    WHEREAS, all of the parties hereto, with the exception of Envirodyne and Emerald, have had claims asserted against them in an action commenced in the Supreme Court of the State of New York for the County of New York, Elghanian v. Harvey, et al., Index No. 103826/95 (the "Elghanian Action"), which action has been dismissed and is being appealed;

     WHEREAS, the parties hereto believe that the claims asserted in the Elghanian Action are without merit;

     WHEREAS, the parties hereto desire to settle the differences between them as set forth herein;

     NOW, THEREFORE, in consideration of the covenants and promises contained herein below, the parties hereto have agreed as follows:

     1. Upon execution of the Agreement, Salomon shall pay to Artra the sum of Eleven ($11,000,000) Dollars. The payment shall be made by wire transfer of $9,761,379.07 to the account of Artra Group Incorporated, First National Bank of Chicago, 400 Central Avenue, Northfield, IL 60093, ABA No. 071000013, Account No. 1115001120773, Attn: Ms. Suad Lubbat (847/441-1363) and delivery to Moses & Singer, 1301 Avenue of the Americas, New York, New York 10019, of a check drawn on a Salomon account or the account of a Salomon affiliate in the amount of $1,238,620.93 payable to Moses & Singer LLP.

     2. Artra represents that it does not have any complaints, suits, actions, charges, claims, causes, appeals and/or proceedings presently pending against Salomon, DPK, the Individual Defendants, Envirodyne and/or Emerald, other than the State Action, the Federal Action, the Appeal, Emerald's appeal of the Bond Action and any proofs of claim filed in the Emerald Bankruptcy.

     3. Concurrently with the receipt of the payment provided for in paragraph 1, Artra shall execute and deliver to Salomon withdrawals or dismissals, as the case may be, with prejudice, of the State Action and the Appeal. Thereafter, at Salomon's request Artra shall take such additional steps as are necessary to effectuate the withdrawals or dismissals, with prejudice, of the State Action, the Federal Action and the Appeal.

     4. Concurrently with Emerald's execution and delivery of the Agreement, duly approved by the Bankruptcy Court, to Artra, Artra shall deliver to Emerald an executed satisfaction of judgment to be entered in the Circuit Court of the Eighteenth Judicial District, Du Page County, Wheaton, Illinois for the judgment obtained in the Bond Action, as well as take all steps necessary to dismiss and withdraw, with prejudice, any and all proofs of claim filed by Artra in the Emerald Bankruptcy and to waive any right to any distribution in the Emerald Bankruptcy.

     5. Concurrently with Artra's execution and delivery of the Agreement, DPK shall execute and deliver to Artra a withdrawal of its motion for costs in the State Action. Thereafter, at Artra's request DPK shall take such additional steps as are necessary to effectuate the withdrawal of its motion for costs in the State Action.

     6. Artra, for itself and its successors and assigns, irrevocably releases and forever discharges SBHC, SBI, Travelers Group Inc. ("Travelers"), a corporation organized under the laws of the State of Delaware, DPK, Emerald and each of the Individual Defendants, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which Artra may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.


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


     7. Artra, for itself and its successors and assigns, irrevocably releases and forever discharges Envirodyne, and each of its predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which Artra may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action, except that Artra specifically reserves and does not release or discharge any defenses, counterclaims, crossclaims, claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances and liabilities of any kind arising in connection with claims which may be asserted by the PSC Resources Site PRP Group, Envirodyne, Monsanto Company, Marane Oil Corp or any other third-party, related to a Palmer, Massachusetts, environmental clean-up site.

     8. SBHC, for itself and its successors and assigns, irrevocably releases and forever discharges Artra, Peter Harvey, John Harvey, DPK, Envirodyne, Emerald and Donald P. Kelly, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which SBHC may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.

     9. SBI, for itself and its successors and assigns, irrevocably releases and forever discharges Artra, Peter Harvey, John Harvey, DPK, Envirodyne, Emerald and Donald P. Kelly, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which SBI may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.

     10. Envirodyne, for itself and its predecessors, successors and assigns, irrevocably releases and forever discharges Artra, Peter Harvey and John Harvey, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which Envirodyne may have or claim to have arising from or in any way connected with
(i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989,
(iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action, except that Envirodyne specifically reserves and does not release or discharge any defenses, counterclaims, crossclaims, claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances and liabilities of any kind arising in connection with claims which may be asserted by the PSC Resources Site PRP Group, Artra, Monsanto Company, Marane Oil Corp or any other third-party, related to a Palmer, Massachusetts, environmental clean-up site, including any absolute or affirmative defenses that Envirodyne may have, including, but not limited to, Artra's failure to file a proof of claim in the Envirodyne Bankruptcy.

     11. Envirodyne, for itself and its predecessors, successors and assigns, irrevocably releases and forever discharges SBHC, SBI, Travelers, and each of the Individual Defendants, excluding Donald P. Kelly, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which Envirodyne may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action, or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.

     12. Emerald, for itself and its successors and assigns, irrevocably releases and forever discharges Artra, Peter Harvey, John Harvey, SBHC, SBI, Travelers, DPK, Donald P. Kelly and each of the Individual Defendants, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which Emerald may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989,
(iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.

     13. DPK, for itself, its partners and its successors and assigns, irrevocably releases and forever discharges Artra, Peter Harvey, John Harvey, SBHC, SBI, Travelers, Emerald and the Individual Defendants, excluding Donald P.



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

Kelly, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which DPK may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald
Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.

     14. The Individual Defendants, excluding Donald P. Kelly, each for themselves and their heirs, executors, administrators, successors and assigns, irrevocably release and forever discharge Artra, Peter Harvey, John Harvey, DPK, Donald P. Kelly, Envirodyne and Emerald, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which the Individual Defendants, individually and collectively, may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.

     15. Peter Harvey and John Harvey, each for themselves and their heirs, executors, administrators, successors and assigns, irrevocably release and forever discharge, SBHC, SBI, Travelers, DPK, Emerald and each of the Individual Defendants, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which Peter Harvey or John Harvey, individually or collectively, may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne,
(iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.

     16. Peter Harvey and John Harvey, each for themselves and their heirs, executors, administrators, successors and assigns, irrevocably release and forever discharge Envirodyne, and each of its predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect





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

subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which Peter Harvey or John Harvey, individually or collectively, may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian
Action or the Bond Action, except that Peter Harvey and John Harvey, individually and collectively, specifically reserve and do not release or discharge any defenses, counterclaims, crossclaims, claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances and liabilities of any kind arising in connection with claims which may be asserted by the PSC Resources Site PRP Group, Envirodyne, Monsanto Company, Marane Oil Corp or any other third-party, related to a Palmer, Massachusetts, environmental clean-up site.

     17. Donald P. Kelly, for himself and his heirs, executors, administrators, successors and assigns, irrevocably releases and forever discharges Artra, Peter Harvey, John Harvey, SBI, SBHC, Travelers, Emerald and the Individual Defendants, and each of their predecessors, successors, assigns, present and former officers, directors, employees, agents, attorneys, representatives, affiliates, parent corporations, direct and indirect subsidiaries, heirs, executors and administrators, from any and all claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, which Donald P. Kelly may have or claim to have arising from or in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald, (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy, including, but not limited to, all causes of action actually asserted or which could have been asserted in the Emerald Bankruptcy, the Envirodyne Bankruptcy, the State Action, the Federal Action, the Elghanian Action or the Bond Action.

     18. Each of the parties hereto represents that it has not assigned, transferred or otherwise conveyed to any third party any rights, claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances, indemnity claims, contribution claims, subrogation claims and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, against any party hereto, which arose from or are in any way connected with (i) the claims asserted in the State Action, the Federal Action, the Elghanian Action or the Bond Action, (ii) the leveraged buyout of Envirodyne in 1989, (iii) Envirodyne, (iv) Emerald (v) the Envirodyne Bankruptcy, or (vi) the Emerald Bankruptcy. Notwithstanding the foregoing, the parties hereto acknowledge that one or more of the Salomon entities has merged with a direct or indirect subsidiary of Travelers. As between DPK, Donald P. Kelly, Envirodyne, SBHC, SBI, Travelers, and their respective affiliates, the subject matter of the releases set forth in paragraphs 8, 9, 11, 13 and 17 above are not intended to, and shall not, release, include or alter any existing securities account relationships, insurance policy, investment or trading account holding equity or debt securities, or mutual or private fund investments between or among any such person or entity.

     19. Salomon represents that: (i) it has incurred legal expenses on behalf of William Rifkin ("Rifkin") and James L. Massey ("Massey") related to the State Action, the Federal Action, the Appeal and the Elghanian Action; (ii) to the best of its knowledge Rifkin and Massey have not personally incurred legal expenses related to the State Action, the Federal Action, the Appeal or the Elghanian Action; and (iii) it is unaware of any claims, actions, causes of action, debts, damages, expenses, losses, costs, grievances and liabilities of any kind or any nature whatsoever, whether actual or potential, known or unknown, suspected or unsuspected, direct or indirect, fixed or contingent, that may exist in law or in equity, possessed by Rifkin and Massey against Artra, Peter Harvey or John Harvey. Further, Salomon shall use its best efforts to have Massey and Rifkin execute the Agreement.

     20. Each party hereto, other than the Individual Defendants, DPK, Peter Harvey and John Harvey, shall bear its or his own attorneys' fees and costs, if any, in connection with the State Action, the Federal Action, the Appeal, the Bond Action, the appeal of the Bond Action, the Elghanian Action and the Agreement. No party hereto shall make any claim in the future against any other party hereto with respect to such fees and costs, with the exception of a claim by any of the Individual Defendants, DPK, Peter Harvey or John Harvey as against any party hereto who has been paying such fees and costs on their behalf prior to the execution of the Agreement.

     21. The Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of the signature page of the Agreement by telephone facsimile transmission shall be equally effective as manual delivery of an executed counterpart. Any party delivering an executed counterpart of the signature page of the Agreement by telephone facsimile transmission shall thereafter promptly manually deliver an executed counterpart, but the failure to manually deliver such executed counterpart shall not effect the validity, enforceability and binding effect of the Agreement.

     22. The Agreement and its performance and enforcement shall be governed by the laws of the State of New York, without regard to its rules regarding choice of law.

     23. The persons executing the Agreement on behalf of Artra, SBHC, SBI, DPK and Envirodyne represent that they are authorized to execute the Agreement on behalf of the Corporation or partnership on whose behalf they have executed the Agreement.

     24. The parties' execution, delivery and performance of the Agreement shall not create or be deemed to create a partnership, joint venture or any other business combination.

     25. The Agreement is the entire understanding between Artra, Peter Harvey and John Harvey, on the one hand, and Salomon, DPK, each of the Individual Defendants, Envirodyne and Emerald, on the other hand, relating to the subject matter hereof and supersedes and merges all prior and contemporaneous agreements and discussions, oral or written, between the parties. No statements, promises or representations have been made by any party to any other, or relied upon, and no consideration has been offered, promised, expected or held out other than as expressly provided herein.

     26. The Agreement may not be changed, altered, modified or amended except in a writing signed by all parties.

     27. The Agreement shall be fully and completely binding as to all parties immediately upon its execution and delivery by SBI, SBHC, Artra, Peter Harvey, John Harvey, DPK, Envirodyne, Donald P. Kelly, Charles Bobrinskoy and Michael Zimmerman (the "Required Parties"), except that:

               (a) the release by Emerald set forth in paragraph 12 hereof, as well as the release of Emerald by any party, as set forth in the Agreement, shall not be binding and effective until (i) either the entry of an order by the Bankruptcy Court (which order shall have become final and unappealable) authorizing Emerald to execute, deliver and perform the Agreement, or, alternatively, the dismissal of the Emerald Bankruptcy, and
                    (ii) the execution and delivery of the Agreement by Emerald;

               (b) notwithstanding any failure by Massey to execute and deliver the Agreement, any and all releases of Massey shall be immediately effective and binding when the Required Parties have executed and delivered the Agreement; and

               (c) notwithstanding any failure by Rifkin to execute and deliver the Agreement, any and all releases of Rifkin shall be immediately effective and binding when the Required Parties have executed and delivered the Agreement;


     28. As soon as practicable after the execution and delivery of the Agreement by the Required Parties, Emerald shall apply to the Bankruptcy Court for authority to execute, deliver and perform the Agreement.

     29. The parties hereto acknowledge that they have read each and every paragraph of the Agreement and that they understand their respective rights and obligations hereunder and have been advised by their counsel in connection with entering into the Agreement. The parties hereto acknowledge that they freely, voluntarily and without coercion enter into the Agreement.


                                        ARTRA GROUP INCORPORATED

                                        By:
                                             --------------------
                                        Title:



                                        SALOMON BROTHERS HOLDING
                                        COMPANY INC

                                        By:
                                             --------------------
                                        Title:


                                        SALOMON BROTHERS INC

                                        By:
                                             --------------------
                                        Title:



                                        D.P. KELLY & ASSOCIATES,
                                        L.P.

                                        By:
                                             ----------------------
                                        Title:

                                        ENVIRODYNE INDUSTRIES, INC.


                                        By:
                                             ----------------------
                                        Title:



                                        EMERALD ACQUISITION CORPORATION


                                        By:
                                             ----------------------
                                        Title:




                                             ---------------------------
                                             CHARLES K. BOBRINSKOY



                                             ---------------------
                                             DONALD P. KELLY



                                             ---------------------
                                             JAMES L. MASSEY



                                             ---------------------
                                             WILLIAM RIFKIN



                                             -------------------------
                                             MICHAEL J. ZIMMERMAN




                                             ---------------------
                                             PETER HARVEY




                                             ---------------------
                                             JOHN HARVEY